Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

A.	On July 27, 2026, the Company effected an adjustment to the ratio of ordinary shares to ADSs. For more details regarding the adjustment to the ratio of ordinary shares to ADSs and the related retrospective adjustment of share and per share amounts, see Note 3A.

B.	In July 2026, the Company issued 132,072 ADSs under its Any Market Purchase Agreement for proceeds of approximately USD 0.4 million.

C.	Subsequent to the balance sheet date, warrant holders exercised investor warrants in an aggregate amount of approximately $0.8 million, before deduction of placement agent fees.

D.	On July 31, 2026, the Company entered into a securities purchase agreement with an accredited investor in a private placement financing. Under the agreement, the Company agreed to issue pre-funded warrants to purchase up to 1,750,000 ADSs, Series E warrants to purchase up to 1,750,000 ADSs and Series F warrants to purchase up to 1,750,000 ADSs, at a combined purchase price of $1.99 per pre-funded warrant and accompanying warrants.

The offering closed on August 3, 2026. Gross proceeds were approximately $3.5 million, before deduction of placement agent fees and other offering expenses in the amount of approximately $0.4 million, for net proceeds of approximately $3.1 million. The Company intends to use the net proceeds for research and development, business growth, working capital and general corporate purposes.

The pre-funded warrants are immediately exercisable at an exercise price of $0.01 per ADS. The Series E and Series F warrants have an exercise price of $2.00 per ADS and become exercisable upon approval by a general meeting of shareholders of an increase in the Company’s authorized share capital.